                                                                     EXHIBIT 4.2
                                                                     -----------

                               PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of August 15, 1996 by International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company") and International Wireless Communications, Inc., a Delaware corporation (the "Issuer"), in favor of Bankers Trust Company, in its capacity as collateral agent under the Indenture, as hereinafter defined, and under any Intercreditor Agreement (as defined in the Indenture) entered into pursuant to the Indenture (in such capacity, the "Collateral Agent").


                             W I T N E S S E T H:


          WHEREAS, the Company and Marine Midland Bank, as trustee (the "Trustee"), have entered into that certain Indenture dated as of August 15, 1996 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Company issued $196,720,000 in aggregate principal amount of 14% Senior Secured Discount Notes due 2001 (together with any notes or debentures issued in replacement thereof or in exchange or substitution therefor, the "Securities"); and

          WHEREAS, pursuant to the Indenture, the Company is permitted to enter into a Permitted Bank Facility (as defined in the Indenture), which credit facility may be secured equally and ratably by the collateral securing amounts owing under the Indenture and the Securities; and

          WHEREAS, the Company is the legal and beneficial owner of (i) all of the issued and outstanding shares of Capital Stock set forth on Schedule I hereto (the "Pledged Shares") of the Issuer, a direct wholly owned subsidiary of Company, and (ii) those certain intercompany promissory notes (if any) issued by the Issuer or any Intermediate Holding Company (as defined in the Indenture) in favor of the Company (the "Pledged Notes"), all of which Pledged Notes shall be in the form of Exhibit A hereto; and

          WHEREAS, the terms of the Indenture require that the Company (i) pledge to the Collateral Agent for the ratable benefit of the Secured Parties (as defined herein), and grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, the Collateral (as defined herein) and (ii) execute and deliver this Agreement in order to secure the payment and performance by the Company of all of the Secured Indebtedness (as defined herein).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  For all purposes of this Agreement, except
                      -----------
as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the meanings set forth below:

          (a) The term "Secured Indebtedness" as used herein shall mean (i) any and all obligations of the Company with respect to the payment of principal of, and premium and Additional Interest, if any, on, the Securities, or any amounts payable upon any Repurchase Offer (as defined in the Indenture) or otherwise pursuant to the Indenture or the Securities, (ii) any and all obligations of the Company under the Permitted Bank Facility, and (iii) any Collateral Agent Obligations (as defined in any Intercreditor Agreement) and any other obligations of the Company to the Collateral Agent under this Agreement or any Intercreditor Agreement; provided, however, that the maximum amount of
                             --------  -------
indebtedness, liabilities and other monetary obligations of the Company to all Lenders under the Permitted Bank Facility shall not exceed $20 million (or such other amount permitted to be incurred by the Company under the Indenture).

          (b) The term "Secured Parties" as used herein shall mean (i) the Trustee under the Indenture for itself and on behalf of the holders from time to time of the Securities, and (ii) the Lenders and any Agent for the Lenders (as such terms are defined in any Intercreditor Agreement) and (iii) the Collateral Agent, in respect of the Collateral Agent Obligations.

          (c) Other capitalized terms not defined herein which are defined in the Indenture shall have the meanings ascribed thereto in the Indenture.

          Section 2.  Pledge.
                      ------

          Section 2.1  Collateral.  The Company hereby pledges to the Collateral
                       ----------
Agent, on behalf of and for the benefit of the Secured Parties, and grants to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a continuing first priority security interest in all of its right, title and interest in the following (the "Collateral"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or any of the foregoing; and

          (b) all additional shares of, and all securities convertible into and all warrants, options or other rights to purchase, Capital Stock of, or other Equity Interests in, the Issuer from time to time acquired by the Company in any manner, and the certificates representing such additional shares and Equity Interests (any such additional shares and Equity Interests and other items shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions, and other proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

          (c) the Pledged Notes and the instruments representing the Pledged Notes, and all products and proceeds of the Pledged Notes, including, without limitation, all interest, principal and premium payments, and all instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes or any of the foregoing; and

          (d) all additional promissory notes of the Issuer or any Intermediate Holding Company from time to time held by the Company in any manner (any such additional promissory notes shall constitute part of the Pledged Notes under and as defined in this Agreement) and all products and proceeds of any of such additional Pledged Notes, including, without limitation, all interest and principal payments, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Notes or any of the foregoing.

          Section 2.2  Pledge by the Issuer.  The Issuer hereby agrees that
                       --------------------
prior to forming or acquiring an interest in any Domestic Intermediate Holding Company, it shall execute and deliver to the Collateral Agent a pledge agreement, in the form of Exhibit B hereto pursuant to which it will pledge to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, and grant to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a continuing first priority security interest in all of its right, title and interest in (i) all of the issued and outstanding shares of Capital Stock of any such Domestic Intermediate Holding Company and (ii) any intercompany promissory notes issued by any Domestic Intermediate Holding Company to the Issuer, all of which notes shall be substantially in the form of Exhibit A hereto, in each case together with the products and proceeds thereof and all certificates, instruments, rights and other interests relating thereto. The Issuer further agrees promptly, upon request by the Collateral Agent, to execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, and to take any other actions that are necessary or, in the opinion of the Collateral Agent, desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in the property described in clauses (i) and (ii) above, to protect such property against the rights, claims or interests of third person or otherwise to effect the purposes of this covenant. The Issuer will pay all costs incurred in connection with any of the foregoing.

          Section 3.  Security for Obligations.  This Agreement secures the
                      ------------------------
prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Secured Indebtedness (including, without limitation, the obligations accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company).

          Section 4.  Delivery of Collateral.  The Company hereby agrees that
                      ----------------------
all certificates or instruments representing or evidencing the Collateral shall be immediately delivered to and held at all times by the Collateral Agent pursuant hereto at the Collateral Agent's office in the State of New York and shall be in suitable form for transfer by delivery, or issued in the name of the Company and accompanied by instruments of transfer or assignment duly executed in blank and undated, and in either case having attached thereto all requisite federal or state stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All securities, whether certificated, uncertificated or book entry, if any, representing or evidencing the Collateral shall be registered in the name of the Collateral Agent or any of its nominees by book entry or in any other appropriate manner that is acceptable to the Collateral Agent, so as to properly identify the interest of the Collateral Agent therein. In addition, the Collateral Agent shall have the right, at any time following the occurrence of an Event of Default, in its discretion, to transfer to or to register in the name of the Collateral Agent or any of its nominees or agents any or all of the Collateral. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

          Section 5.  Representations and Warranties.  The Company hereby makes
                      ------------------------------
all representations and warranties applicable to the Company contained in the Indenture. The Company further represents and warrants that:

          (a) The execution, delivery and performance by the Company of this Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company, or result in the creation or imposition of any Lien on any assets of the Company, other than the Lien contemplated hereby.

          (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. Each Pledged Note has been duly authorized and executed by the maker thereof and constitutes a legal, valid and binding obligation of such maker, enforceable against such maker in accordance with its terms.

          (c) The Pledged Shares constitute all of the authorized, issued and outstanding Equity Interests of the Issuer and constitute all of the shares or Equity Interests of the Issuer beneficially owned by the Company.

          (d) All intercompany indebtedness of the Issuer and each Intermediate Holding Company to the Company is evidenced by promissory notes substantially in the form of Exhibit A hereto; the Pledged Notes constitute all of the promissory notes of the Issuer and each Intermediate Holding Company in favor of the Company, and there are no other instruments, certificates, securities or other writings or chattel paper, evidencing or representing any indebtedness of the Issuer or any Intermediate Holding Company to the Company.

          (e) The Company is the legal, record and beneficial owner of the Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement.

          (f) The Company has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Collateral as provided by this Agreement.

          (g) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (h) Upon the delivery to the Collateral Agent of the Collateral and the filing of Uniform Commercial Code (the "UCC") financing statements in the jurisdictions listed on Exhibit C, the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Indebtedness for the benefit of the Secured Parties, and is enforceable as such against all creditors of the Company and any Persons purporting to purchase any of the Collateral from the Company.

          (i) Except as has been already obtained, no consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities).

          (j) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

          (k) The pledge of the Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

          (l) All information set forth herein relating to the Collateral is accurate and complete in all material respects.

          Section 6.  Further Assurance.  The Company will at all times cause
                      -----------------
the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Collateral, enforceable as such against all creditors of the Company and (except as otherwise specifically provided herein) any Persons purporting to purchase any Collateral from the Company. The Company will, promptly upon request by the Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, tax stamps, assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement. The Company also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Collateral without the signature of the Company to the extent permitted by applicable law (although the Collateral Agent has no obligation to do so). The Company will pay all costs incurred in connection with any of the foregoing. Promptly, upon request by the Collateral Agent, the Company will provide the Collateral Agent with all documents, instruments or information necessary, in the sole discretion of the Collateral Agent, to satisfy its obligations under this Agreement.

          Section 7.  Voting Rights; Dividends; Etc.
                      -----------------------------

          (a) So long as no Event of Default shall have occurred and be continuing under the Indenture or any Intercreditor Agreement, the Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided, however, that the Company shall not exercise or shall refrain from exercising any such right if such action would violate any provisions of this Agreement or the Indenture.

          (b) So long as no Event of Default shall have occurred and be continuing under the Indenture or any Intercreditor Agreement, the Company shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all cash payments of principal and interest paid from time to time with respect to any Pledged Notes.

          (c) So long as no Event of Default shall have occurred and be continuing under the Indenture or any Intercreditor Agreement, and subject to the other terms and conditions of the Indenture, the Company shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all cash dividends paid from time to time in respect of the Pledged Shares.

          (d) Any and all (i) dividends, other distributions, interest and principal payments paid or payable in the form of instruments and/or other property (other than cash payments permitted under Section 7(b) hereof and cash dividends permitted under Section 7(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,
     (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for any Collateral, shall, in each case, be forthwith delivered to the Collateral Agent to hold as Collateral and shall be, if received by the Company, held in trust for the benefit of the Collateral Agent and the Secured Parties, be segregated from the other property and funds of the Company and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements).

          (e) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights that it is entitled to exercise pursuant to Section 7(a) through 7(c) above.

          (f) Upon the occurrence and during the continuance of an Event of Default under the Indenture (or other "Event of Default" as defined in any Intercreditor Agreement), (i) all rights of the Company to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights, and (ii) all cash interest payments and dividends and other distributions payable in respect of the Collateral shall be paid to the Collateral Agent and the Company's right to receive such cash payments pursuant to Section 7(b) and 7(c) hereof shall immediately cease.

          (g) Upon the occurrence and during the continuance of an Event of Default under the Indenture (or other "Event of Default" as defined in any Intercreditor Agreement), the Company shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend and interest payment orders and other instruments as Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to exercise the voting and other rights that it is entitled to exercise pursuant to Section 7(f) above.

          (h) All payments of interest, principal or premium and all dividends and other distributions that are received by the Company contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Collateral Agent and the Secured Parties, shall be segregated from the other property or funds of the Company and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements).

          Section 8.  Covenants.  The Company hereby covenants and agrees with
                      ---------
the Collateral Agent and the Secured Parties that it will comply with all of the obligations, requirements and restrictions applicable to the Company contained in the Indenture. The Company further covenants and agrees, from and after the date of this Agreement and until the Secured Indebtedness has been paid in full, as follows:

          (a) The Company agrees that it will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral without the prior written consent of the Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest granted under this Agreement, and at all times will be the sole beneficial owner of the Collateral, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral, (iv) take any action, or permit the taking of any action by the Issuer or any Intermediate Holding Company, with respect to the Collateral the taking of which would result in a violation of the Indenture or this Agreement, including, without limitation, the issuance by the Issuer of any additional Equity Interests or promissory notes or the incurrence by the Issuer or any Intermediate Holding Company of any Indebtedness, in each case to Persons other than the Company (except as permitted by the Indenture), (v) upon the occurrence and during the continuance of an Event of Default under the Indenture (or other "Event of Default" as defined in any Intercreditor Agreement), enter into any agreement amending, modifying or supplementing the interest, principal or maturity terms of the Pledged Notes in a manner adverse to the interests of the Collateral Agent and the Secured Parties,
     (vi) fail to give prompt notice to the Collateral Agent of any notice of default given by or to the Company under or with respect to the Pledged Notes together with a complete copy of such notice, (vii) permit the Issuer or any Intermediate Holding Company to merge or consolidate with or into another person or entity or sell or transfer all or substantially all of its assets to another person or entity (except as permitted by the Indenture), or (viii) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

          (b) The Company agrees that immediately upon becoming the beneficial owner of any additional shares of Capital Stock, promissory notes, other securities or Equity Interests of the Issuer or any Intermediate Holding Company (including as a result of the merger or consolidation of the Issuer or any Intermediate Holding Company with or into another entity) it will pledge and deliver to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties and grant to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties, a continuing first priority security interest in such shares, promissory notes, other securities or Equity Interests (as well as instruments of transfer or assignment duly executed in blank and undated and any necessary stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent). The Company further agrees that it will promptly (i) cause the Issuer and any Intermediate Holding Company upon becoming indebted to the Company to execute a promissory note in the form of Exhibit A hereto evidencing such debt in order that such promissory note may be promptly pledged as a Pledged Note pursuant hereto and (ii) deliver to the Collateral Agent and the Trustee an Officers' Certificate in accordance with Section 11.05 of the Indenture describing such additional promissory notes and certifying that the same have been duly pledged and delivered to the Collateral Agent hereunder.

          Section 9.  Power of Attorney.  In addition to all of the powers
                      -----------------
granted to the Collateral Agent pursuant to the Indenture, the Company hereby appoints and constitutes the Collateral Agent as the Company's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof;
(iii) giving of any notices or recording of any Liens under Section 6 hereof;
(iv) making of any payments or taking any acts under Section 10 hereof; and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the obligations of the Company to the Collateral Agent, due and payable immediately without demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Company, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Company's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Company's name on any notice of Lien, and prepare, file and sign the Company's name on a proof of claim in bankruptcy or similar document against any creditor of the Company, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Company.

          Section 10.  Collateral Agent May Perform.  If the Company fails to
                       ----------------------------
perform any agreement contained herein, the Collateral Agent may itself perform, or cause the performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company under Section 15 hereof; provided, however, that the Collateral Agent
                                 --------  -------
shall not be obligated to take any action under this Section 10 unless it is instructed to do so by the Trustee and it is indemnified against any liability or loss in connection with taking such action by the Trustee or the Lenders.

          Section 11.  No Assumption of Duties; Reasonable Care.  The right and
                       ----------------------------------------
powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the

Collateral Agent's and the Secured Parties' security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

          Section 12.  Subsequent Changes Affecting Collateral.  The Company
                       ---------------------------------------
represents to the Collateral Agent and the Secured Parties that the Company has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and the Company agrees that the Collateral Agent and the Secured Parties shall have no responsibility or liability for informing the Company of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Company covenants that it will not, without the prior written consent of the Collateral Agent, vote to enable, or take any other action to permit, the Issuer to issue any capital stock or other securities or to sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for the security interests granted under this Agreement. The Company will defend the right, title and interest of the Collateral Agent and the Secured Parties in and to the Collateral against the claims and demands of all Persons.

          Section 13.  Remedies Upon Default
                       ---------------------

          (a) If any Event of Default (or other "Event of Default" as defined in any Intercreditor Agreement) shall have occurred and be continuing under the Indenture, the Collateral Agent and the Secured Parties shall have, in addition to all other rights given by law or by this Agreement or the Indenture, all of the rights and remedies with respect to the Collateral of a secured party under the UCC as in effect in the State of New York at that time. The Collateral Agent may, without notice and at its option, transfer or register, and the Company shall register or cause to be registered upon request therefor by the Collateral Agent, the Collateral or any part thereof on the books of the Issuer or any Intermediate Holding Company, as the case may be, into the name of the Collateral Agent or the Collateral Agent's nominee(s) or agent(s), with or without any indication that such Collateral is subject to the security interest hereunder. In addition, with respect to any Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may sell or cause the same to be sold at any broker's board or at a public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Company reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Company as provided below in Section 19.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Collateral Agent or any Secured Party may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

          (b) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 13(a) above, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the opinion of the Collateral Agent it is advisable, to have the Pledged Shares or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company will cause the Issuer to (i) execute and deliver, and cause its directors and officers to execute and deliver, all at the Issuer's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Shares under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 180 days from the date of the first public offering of such Pledged Shares, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate for the sale of the Pledged Shares and to make available to the Issuer's security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. The Company will cause the Issuer to furnish to the Collateral Agent such number of copies as the Collateral Agent may reasonably request of each preliminary and final prospectus, to notify the Collateral Agent promptly of the happening of any event as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances, and to cause the Collateral Agent to be furnished with such number of copies as the Collateral Agent may reasonably request of such supplement to or amendment of such prospectus. The Company will cause the Issuer, to the extent permitted by law, to indemnify, defend and hold harmless the Collateral Agent and the Secured Parties from and against all losses, liabilities, expenses or claims (including reasonable legal expenses and the reasonable costs of investigation) that the Collateral Agent or the Secured Parties may incur under the Securities Act or otherwise, insofar as such losses, liabilities, expenses or claims arise out of or are based upon any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or in any preliminary or final prospectus (or any amendment or supplement thereto), or arise out of or are based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such losses, liabilities, expenses or claims arise solely out of or are based upon any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Collateral Agent. The Company will cause the Issuer to bear all reasonable costs and expenses of carrying out its obligations hereunder.

          (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, the Company agrees that upon the occurrence or existence of any Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Collateral. The Company acknowledges and agrees that any such private sale may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer agrees to do so.

          (d) The Company further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 13 valid and binding and in compliance with any and all other applicable requirements of law. The Company further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
     Section 13 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

          (e) If the Collateral Agent deems it appropriate, the Collateral Agent shall retain an investment bank or any other agent to perform or to assist it in performing the obligations set forth in Section 13(b) and 13(c) hereof, whose usual and customary fees and expenses shall be paid by the Company in accordance with Section 15 hereof.

          Section 14.  Irrevocable Authorization and Instruction to the Issuer.
                       -------------------------------------------------------
The Company hereby authorizes and instructs the Issuer and each Intermediate Holding Company to comply with any instruction received by the Issuer or such Intermediate Holding Company from the Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Company, and the Company agrees that the Issuer and each Intermediate Holding Company shall be fully protected in so complying.

          Section 15.  Fees and Expenses.  The Company will upon demand pay to
                       -----------------
the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Collateral Agent) that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Secured Parties hereunder or (iv) the failure by the Company to perform or observe any of the provisions hereof.

          Section 16.  Interest Absolute.  All rights of the Collateral Agent
                       -----------------
and the Secured Parties and the security interests created hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument evidencing or governing the Permitted Bank Facility or any other Secured Indebtedness;

          (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Indenture;

          (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Indebtedness; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Indebtedness or of this Agreement.

          Section 17.  Application of Proceeds.  Upon the occurrence and during
                       -----------------------
the continuance of an Event of Default under the Indenture, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

          first, to payment of the expenses of such sale or other realization,
          -----
including reasonable compensation to agents and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to
Section 15 hereof.

          second, (i) if the Company has not entered into the Permitted Bank
          ------
Facility, to the Trustee for the payment of any and all obligations of the Company with respect to the payment or principal of, and premium and Additional Interest, if any, on, the Securities or any amounts payable upon any Repurchase Offer or otherwise pursuant to the Indenture or the Securities or (ii) if the Company has entered into the Permitted Bank Facility, pursuant to the terms of the Intercreditor Agreement(s) relating thereto; and

          finally, to payment to the Company or its successors or assigns, or as
          -------
a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          Section 18.  Uncertificated Securities.  Notwithstanding anything to
                       -------------------------
the contrary contained herein, if any Collateral (whether now owned or hereafter acquired) is in the form of an uncertificated security, the Company shall promptly notify the Collateral Agent, and shall promptly take all actions required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Section 8-313 and 8-321 of the New York Uniform Commercial Code) and shall certify to the Collateral Agent that such security interest is perfected. The Company further agrees to take such actions as the Collateral Agent deems necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an Opinion of Counsel satisfactory to the Collateral Agent with respect to any such pledge of uncertificated Collateral promptly upon request of the Collateral Agent.

          Section 19.  Miscellaneous Provisions.
                       ------------------------

          Section 19.1   Notices.  All notices, approvals, consents or other
                         -------
communications required or desired to be given hereunder shall be in the form and manner as set forth in Section 11.02 of the Indenture or in the relevant Section of the Permitted Bank Facility, and delivered to the addresses set forth in such Sections, or, in the case of the Collateral Agent, to: Bankers Trust Company, 4 Albany Street, New York, New York Attention: Corporate Trust Agency.

          Section 19.2   Certificate and Opinion as to Conditions Precedent.
                         --------------------------------------------------
Upon any request or application by the Company to the Collateral Agent to take any action or omit to take any action under this Agreement, the Company shall deliver to the Collateral Agent and the Trustee an Officers'

Certificate and/or Opinion of Counsel in accordance with the requirements of
Section 11.04 of the Indenture.

          Section 19.3   No Adverse Interpretation of Other Agreements.  This
                         ---------------------------------------------
Agreement may not be used to interpret another pledge, security or debt agreement of the Company, the Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

          Section 19.4   Severability.  The provisions of this Agreement are
                         ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          Section 19.5   No Recourse Against Others.  No director, officer,
                         --------------------------
employee, stockholder or affiliate, as such, of the Company or the Issuer shall have any liability for any obligations of the Company under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Secured Party hereby waives and releases all such liability.

          Section 19.6   Headings.  The headings of the Articles and Sections of
                         --------
this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          Section 19.7   Counterpart Originals.  This Agreement may be signed in
                         ---------------------
two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

          Section 19.8   Benefits of Agreement.  Nothing in this Agreement,
                         ---------------------
express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          Section 19.9   Amendments, Waivers and Consents.  Any amendment or
                         --------------------------------
waiver of any provision of this Agreement and any consent to any departure by the Company from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture necessary for amendments or waivers of, or consents to any departure by the Company from a provision of the Indenture, as applicable, and neither the Collateral Agent nor any Secured Party shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent or any Secured Party to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          Section 19.10  Interpretation of Agreement.  Time is of the essence in
                         ---------------------------
each provision of this Agreement of which time is an element. To the extent a term or provision of this Agreement conflicts with the Indenture and is not dealt with herein with more specificity, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          Section 19.11  Continuing Security Interest; Transfer of Securities.
                         ----------------------------------------------------
This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all the Secured Indebtedness, (ii) be binding upon the Company, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Secured Parties and their respective successors, transferees and assigns.

          Section 19.12  Reinstatement.  This Agreement shall continue to be
                         -------------
effective or be reinstated if at any time any amount received by the Collateral Agent or any Secured Party in respect of the Secured Indebtedness is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Company or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          Section 19.13   Survival of Provisions.  All representations,
                          ----------------------
warranties and covenants of the Company contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Company of the Secured Indebtedness.

          Section 19.14  Waivers.  The Company waives presentment and demand for
                         -------
payment of any of the Secured Indebtedness, protest and notice of dishonor or default with respect to any of the Secured Indebtedness, and all other notices to which the Company might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

          Section 19.15  Authority of the Collateral Agent.
                         ---------------------------------

          (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Company agrees to indemnify and hold harmless the Collateral Agent, the Secured Parties and any other Person specified above from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including, the allocated costs of counsel)), claims and liabilities incurred by the Collateral Agent, the Secured Parties or any such Person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, the Secured Parties or such Person.

          (b) The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Indenture, any Intercreditor Agreement and by such other agreements with respect thereto as may exist form time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall not be obligated or entitled to make any inquiry respecting such authority.

          Section 19.16  Resignation or Removal of the Collateral Agent.  Until
                         ----------------------------------------------
such time as the Secured Indebtedness shall have been paid in full, the Collateral Agent may at any time, by giving written notice to the Company and Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent and (ii) the acceptance of such appointment by such successor Collateral Agent. As promptly as practicable after the giving of any such notice, the Secured Parties shall appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Company. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 19.16. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Secured Parties, as provided in this Section 19.16. Simultaneously with its replacement as Collateral Agent hereunder, the Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

          Section 19.17  Release of Collateral; Termination of Agreement.
                         -----------------------------------------------

          (a)    Subject to the provisions of Section 19.12 hereof and Section
     10.03 of the Indenture, this Agreement shall terminate upon the full and final payment and performance of the Secured Indebtedness (and upon receipt by the Collateral Agent of the Company's written certification that all such Secured Indebtedness has been satisfied) and payment in full of all fees and expenses owing by the Company to the Collateral Agent. At such time, the Collateral Agent shall, at the request of the Company, reassign and redeliver to the Company all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of the Company.

          (b) The Company agrees that it will not, except as permitted by the Indenture, sell or dispose of, or grant any option or warrant with respect to, any of the Collateral.

          Section 19.18  Final Expression.  This Agreement, together with any
                         ----------------
other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

          Section 19.19  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
                         ----------------------------------------------------
JURY TRIAL; WAIVER OF DAMAGES.
- -----------------------------

          (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM

ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iii) THE COMPANY AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY SECURED PARTY, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE COMPANY OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iv) THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          (v) THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 11.02 OF THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

          (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          (vii) THE COMPANY HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY SECURED PARTY SHALL HAVE ANY LIABILITY TO THE COMPANY

(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (viii) THE COMPANY WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY SECURED PARTY OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY SECURED PARTY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY SECURED PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES.

          Section 19.20  Acknowledgments of Company.  The Company hereby
                         --------------------------
acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

          (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship to the Company, and the relationship between the Collateral Agent and the Secured Parties, on the one hand, and the Company, on the other hand, is solely that of a secured party and a creditor; and

          (c) no joint venture exists among the Secured Parties or among the Company and the Secured Parties.

          Section 19.21  Acknowledgments of the Issuer.  The Issuer hereby
                         -----------------------------
acknowledges and agrees to be bound by this Agreement and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer further agrees (i) to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in
Section 8(b) of this Agreement and (ii) that the terms of Section 13(b) of this Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of such section.

                       [Pledge Agreement Signature Page]

     IN WITNESS WHEREOF, the Company, the Issuer and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.



                    INTERNATIONAL WIRELESS COMMUNICATIONS
                      HOLDINGS, INC., a Delaware corporation


                    By:           /s/ Douglas S. Sinclair
                         --------------------------------------------
                           Name:  Douglas S. sinclair
                           Title: Executive Vice President and
                                  Chief Financial Officer

                    INTERNATIONAL WIRELESS COMMUNICATIONS, INC.,
                     a Delaware corporation


                    By:           /s/ Douglas S. Sinclair
                         --------------------------------------------
                           Name:  Douglas s. sinclair
                           Title: Executive Vice President and
                                  Chief Financial Officer


                    COLLATERAL AGENT:

                    BANKERS TRUST COMPANY
                    as Collateral Agent


                    By:           /s/ Kevin Weeks
                         --------------------------------------------
                           Name:  Kevin Weeks
                           Title: Assistant Treasurer

                                  SCHEDULE I
                                  ----------

                                 PLEDGED SHARES
                                 --------------

                          Number of       Share               Percentage
Issuer                    Pledged Shares  Certificate Number  of Outstanding
- ------                    --------------  ------------------  --------------

International Wireless    1,000 Shares            9                100%
Communications, Inc.

================================================================================

                                   EXHIBIT A
                          (Form of Intercompany Note)

                                   EXHIBIT A
                                   ---------

                           FORM OF INTERCOMPANY NOTE
                                                              ____________, 199_
                                                           San Mateo, California
                                     NOTE
                                     ----

     FOR VALUE RECEIVED, International Wireless Communications, Inc., a Delaware corporation (the "Maker"), promises to pay to International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), or order, the amount of principal advanced from time to time by the Company to such Maker as reflected on the books and records of the Company, together with interest on the unpaid principal amount at a rate per annum equal to ___%, from the date of advance to the date of payment. All principal and accrued interest under this
Note shall be   due and payable on demand.

     This Note may be paid in whole or in part at any time without penalty or premium.

     The right to plead any and all statutes of limitations as a defense to demand hereunder is hereby waived to the extent permitted by law. The Maker, for itself and its successors and assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives the right to be released by reason of any extension of time or change in the terms of payment or any change, alteration or release of any security given for the payment hereof. The Maker hereby acknowledges that this Note may be pledged by the Company to the Collateral Agent named below.

     This Note shall be governed by and construed in accordance with the laws of the State of _______________.
                                        INTERNATIONAL WIRELESS
                                         COMMUNICATIONS, INC.
                                        [or Intermediate Holding Company]

                                        By:  _______________________________
                                               Name:
                                               Title:
Pay to the Order of:
BANKERS TRUST COMPANY,
 as Collateral Agent

INTERNATIONAL WIRELESS
 COMMUNICATIONS HOLDINGS, INC.

By:  ______________________________
       Name:
       Title:

================================================================================

                                   EXHIBIT B
                          (Form of Pledge Agreement)

                                                                       EXHIBIT B


                                    FORM OF
                 INTERMEDIATE HOLDING COMPANY PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of ______ ___, 199__ by International Wireless Communications Inc., a Delaware corporation (the "Company"), in favor of Bankers Trust Company, in its capacity as collateral agent under the Indenture, as hereinafter defined, and under any Intercreditor Agreement (as defined in the Indenture) entered into pursuant to the Indenture (in such capacity, the "Collateral Agent").


                             W I T N E S S E T H:


          WHEREAS, International Wireless Communications Holdings, Inc., the owner of all the issued and outstanding capital stock of the Company (the "Parent"), and Marine Midland Bank, as trustee (the "Trustee"), have entered into that certain Indenture dated as of August __, 1996 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Parent issued $196,720,000 in aggregate principal amount of 14% Senior Secured Discount Notes due 2001 (together with any notes or debentures issued in replacement thereof or in exchange or substitution therefor, the "Securities"); and

          WHEREAS, the Company is the legal and beneficial owner of (i) all of the issued and outstanding shares of Capital Stock set forth on Schedule I hereto (the "Pledged Shares") of the _______ (the "Issuer"), a direct wholly owned subsidiary of the Company, and (ii) those certain intercompany promissory notes (if any) issued by the Issuer in favor of the Company (the "Pledged Notes"), all of which Pledged Notes shall be substantially in the form of Exhibit A hereto; and

          WHEREAS, the terms of the Indenture require that the Company (i) pledge to the Collateral Agent for the ratable benefit of the Secured Parties (as defined herein), and grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, the Collateral (as defined herein) and (ii) execute and deliver this Agreement in order to secure the payment and performance by the Parent of all of the Secured Indebtedness (as defined herein).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  For all purposes of this Agreement, except
                      -----------
as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the meanings set forth below:

          (a) The term "Secured Indebtedness" as used herein shall mean (i) any and all obligations of the Parent with respect to the payment of principal of, and premium and Additional Interest, if any, on, the Securities, or any amounts payable upon any Repurchase Offer (as defined in the Indenture) or otherwise pursuant to the Indenture or the Securities, (ii) any and all obligations of the Parent under the Permitted Bank Facility, and (iii) any Collateral Agent Obligations (as defined in any Intercreditor Agreement) and any other obligations of the Parent to the Collateral Agent under this Agreement or the Intercreditor Agreement; provided, however, that the maximum amount of
                             --------  -------
indebtedness, liabilities and other monetary obligations of the Parent to all Lenders under the Permitted Bank Facility shall not exceed $20 million (or such other amount permitted to be incurred by the Parent under the Indenture).

          (b) The term "Secured Parties" as used herein shall mean (i) the Trustee under the Indenture for itself and on behalf of the holders from time to time of the Securities, and (ii) the Lenders and any Agent for the Lenders (as such terms are defined in any Intercreditor Agreement) and (iii) the Collateral Agent, in respect of the Collateral Agent Obligations.

          (c) Other capitalized terms not defined herein which are defined in the Indenture shall have the meanings ascribed thereto in the Indenture.

          Section 2.  Pledge.  The Company hereby pledges to the Collateral
                      ------
Agent, on behalf of and for the benefit of the Secured Parties, and grants to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a continuing first priority security interest in all of its right, title and interest in the following (the "Collateral"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or any of the foregoing; and

          (b) all additional shares of, and all securities convertible into and all warrants, options or other rights to purchase, Capital Stock of, or other Equity Interests in, the Issuer from time to time acquired by the Company in any manner, and the certificates representing such additional shares and Equity Interests (any such additional shares and Equity Interests and other items shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions, and other proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

          (c) the Pledged Notes and the instruments representing the Pledged Notes, and all products and proceeds of the Pledged Notes, including, without limitation, all interest, principal and premium payments, and all instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes or any of the foregoing; and

          (d) all additional promissory notes of the Issuer from time to time held by the Company in any manner (any such additional promissory notes shall constitute part of the Pledged Notes under and as defined in this Agreement) and all products and proceeds of any of such additional Pledged Notes, including, without limitation, all interest and principal payments, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Notes or any of the foregoing.

          Section 3.  Security for Obligations.  This Agreement secures the
                      ------------------------
prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Secured Indebtedness (including, without limitation, the obligations accruing after the date of any filing by the Parent of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Parent).

          Section 4.  Delivery of Collateral.  The Company hereby agrees that
                      ----------------------
all certificates or instruments representing or evidencing the Collateral shall be immediately delivered to and held at all times by the Collateral Agent pursuant hereto at the Collateral Agent's office in the State of New York and shall be in suitable form for transfer by delivery, or issued in the name of the Company and accompanied by instruments of transfer or assignment duly executed in blank and undated, and in either case having attached thereto all requisite federal or state stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All securities, whether certificated, uncertificated or book entry, if any, representing or evidencing the Collateral shall be registered in the name of the Collateral Agent or any of its nominees by book entry or in any other appropriate manner that is acceptable to the Collateral Agent, so as to properly identify the interest of the Collateral Agent therein. In addition, the Collateral Agent shall have the right, at any time following the occurrence of an Event of Default, in its discretion, to transfer to or to register in the name of the Collateral Agent or any of its nominees or agents any or all of the Collateral. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

          Section 5.  Representations and Warranties.  The Company represents
                      ------------------------------
and warrants that:

          (a) The execution, delivery and performance by the Company of this Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company, or result in the creation or imposition of any Lien on any assets of the Company, other than the Lien contemplated hereby.

          (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. Each Pledged Note has been duly authorized and executed by the maker thereof and constitutes a legal, valid and binding obligation of such maker, enforceable against such maker in accordance with its terms.

          (c) The Pledged Shares constitute all of the authorized, issued and outstanding Equity Interests of the Issuer and constitute all of the shares or Equity Interests of the Issuer beneficially owned by the Company.

          (d) All intercompany indebtedness of the Issuer to the Company is evidenced by promissory notes substantially in the form of Exhibit A hereto; the Pledged Notes constitute all of the promissory notes of the Issuer in favor of the Company, and there are no other instruments, certificates, securities or other writings or chattel paper, evidencing or representing any indebtedness of the Issuer to the Company.

          (e) The Company is the legal, record and beneficial owner of the Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement.

          (f) The Company has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Collateral as provided by this Agreement.

          (g) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (h) Upon the delivery to the Collateral Agent of the Collateral and the filing of Uniform Commercial Code (the "UCC") financing statements in the jurisdictions listed on Exhibit B, the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Indebtedness for the benefit of the Secured Parties, and is enforceable as such against all creditors of the Company and any Persons purporting to purchase any of the Collateral from the Company.

          (i) Except as has been already obtained, no consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities).

          (j) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

          (k) The pledge of the Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

          (l) All information set forth herein relating to the Collateral is accurate and complete in all material respects.

          Section 6.  Further Assurance.  The Company will at all times cause
                      -----------------
the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Collateral, enforceable as such against all creditors of the Company and (except as otherwise specifically provided herein) any Persons purporting to purchase any Collateral from the Company. The Company will, promptly upon request by the Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, tax stamps, assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement. The Company also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Collateral without the signature of the Company to the extent permitted by applicable law (although the Collateral Agent has no obligation to do so). The Company will pay all costs incurred in connection with any of the foregoing. Promptly, upon request by the Collateral Agent, the Company will provide the Collateral Agent with all documents, instruments or information necessary, in the sole discretion of the Collateral Agent, to satisfy its obligations under this Agreement.

          Section 7.  Voting Rights; Dividends; Etc.
                      -----------------------------

          (a) So long as no Event of Default shall have occurred and be continuing under the Indenture or any Intercreditor Agreement, the Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided, however, that the Company shall not exercise or shall refrain
     --------  -------
     from exercising any such right if such action would violate any provisions of this Agreement or the Indenture.

          (b) So long as no Event of Default shall have occurred and be continuing under the Indenture or any Intercreditor Agreement, the Company shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all cash payments of principal and interest paid from time to time with respect to any Pledged Notes.

          (c) So long as no Event of Default shall have occurred and be continuing under the Indenture or any Intercreditor Agreement, and subject to the other terms and conditions of the Indenture, the Company shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all cash dividends paid from time to time in respect of the Pledged Shares.

          (d) Any and all (i) dividends, other distributions, interest and principal payments paid or payable in the form of instruments and/or other property (other than cash payments permitted under Section 7(b) hereof and cash dividends permitted under Section 7(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,
     (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for any Collateral, shall, in each case, be forthwith delivered to the Collateral Agent to hold as Collateral and shall be, if received by the Company, held in trust for the benefit of the Collateral Agent and the Secured Parties, be segregated from the other property and funds of the Company and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements).

          (e) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights that it is entitled to exercise pursuant to Section 7(a) through 7(c) above.

          (f) Upon the occurrence and during the continuance of an Event of Default under the Indenture or any Intercreditor Agreement, (i) all rights of the Company to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights, and (ii) all cash interest payments and dividends and other distributions payable in respect of the Collateral shall be paid to the Collateral Agent and the Company's right to receive such cash payments pursuant to Section 7(b) and 7(c) hereof shall immediately cease.

          (g) Upon the occurrence and during the continuance of an Event of Default under the Indenture (or other "Event of Default" as defined in any Intercreditor Agreement), the Company shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend and interest payment orders and other instruments as Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to exercise the voting and other rights that it is entitled to exercise pursuant to Section 7(f) above.

          (h) All payments of interest, principal or premium and all dividends and other distributions that are received by the Company contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Collateral Agent and the Secured Parties, shall be segregated from the other property or funds of the Company and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements).

          Section 8.  Covenants.  The Company hereby covenants and agrees with
                      ---------
the Collateral Agent and the Secured Parties that it will comply with all of the obligations, requirements and restrictions applicable to the Company contained in the Indenture. The Company further covenants and agrees, from and after the date of this Agreement and until the Secured Indebtedness has been paid in full, as follows:

          (a) The Company agrees that it will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral without the prior written consent of the Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest granted under this Agreement, and at all times will be the sole beneficial owner of the Collateral, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral, (iv) take any action, or permit the taking of any action by the Issuer, with respect to the Collateral the taking of which would result in a violation of the Indenture or this Agreement, including, without limitation, the issuance by the Issuer of any additional Equity Interests or promissory notes or the incurrence by the Issuer of any Indebtedness, in each case to Persons other than the Company (except as permitted by the Indenture), (v) upon the occurrence and during the continuance of an Event of Default under the Indenture (or other "Event of Default" as defined any Intercreditor Agreement), enter into any agreement amending, modifying or supplementing the interest, principal or maturity terms of the Pledged Notes in a manner adverse to the interests of the Collateral Agent and the Secured Parties,
     (vi) fail to give prompt notice to the Collateral Agent of any notice of default given by or to the Company under or with respect to the Pledged Notes together with a complete copy of such notice,

     (vii) permit the Issuer to merge or consolidate with or into another person or entity or sell or transfer all or substantially all of its assets to another person or entity (except as permitted by the Indenture), or (viii) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

          (b) The Company agrees that immediately upon becoming the beneficial owner of any additional shares of Capital Stock, promissory notes, other securities or Equity Interests of the Issuer (including as a result of the merger or consolidation of the Issuer with or into another entity) it will pledge and deliver to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties and grant to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties, a continuing first priority security interest in such shares, promissory notes, other securities or Equity Interests (as well as instruments of transfer or assignment duly executed in blank and undated and any necessary stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent). The Company further agrees that it will promptly (i) cause the Issuer upon becoming indebted to the Company to execute a promissory note in the form of Exhibit A hereto evidencing such debt in order that such promissory note may be promptly pledged as a Pledged Note pursuant hereto and (ii) deliver to the Collateral Agent and the Trustee an Officers' Certificate in accordance with Section 11.05 of the Indenture describing such additional promissory notes and certifying that the same have been duly pledged and delivered to the Collateral Agent hereunder.

          Section 9.  Power of Attorney.  The Company hereby appoints and
                      -----------------
constitutes the Collateral Agent as the Company's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 6 hereof; (iv) making of any payments or taking any acts under Section 10 hereof; and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the obligations of the Company to the Collateral Agent, due and payable immediately without demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Company, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Company's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Company's name on any notice of Lien, and prepare, file and sign the Company's name on a proof of claim in bankruptcy or similar document against any creditor of the Company, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Company.

          Section 10.  Collateral Agent May Perform.  If the Company fails to
                       ----------------------------
perform any agreement contained herein, the Collateral Agent may itself perform, or cause the performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company under Section 15 hereof; provided, however, that the Collateral Agent shall not be obligated to take any
- --------  -------
action under this Section 10 unless it is instructed to do so by the Trustee and it is indemnified against any liability or loss in connection with taking such action by the Trustee or the Lenders.

          Section 11.  No Assumption of Duties; Reasonable Care.  The right and
                       ----------------------------------------
powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the Collateral Agent's and the Secured Parties' security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

          Section 12.  Subsequent Changes Affecting Collateral.  The Company
                       ---------------------------------------
represents to the Collateral Agent and the Secured Parties that the Company has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and the Company agrees that the Collateral Agent and the Secured Parties shall have no responsibility or liability for informing the Company of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Company covenants that it will not, without the prior written consent of the Collateral Agent, vote to enable, or take any other action to permit, the Issuer to issue any capital stock or other securities or to sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for the security interests granted under this Agreement. The Company will defend the right, title and interest of the Collateral Agent and the Secured Parties in and to the Collateral against the claims and demands of all Persons.

          Section 13.  Remedies Upon Default
                       ---------------------

          (a) If any Event of Default shall have occurred and be continuing under the Indenture (or other "Event of Default" as defined in any Intercreditor Agreement), the Collateral Agent and the Secured Parties shall have, in addition to all other rights given by law or by this Agreement or the Indenture, all of the rights and remedies with respect to the Collateral of a secured party under the UCC as in effect in the State of New York at that time. The Collateral Agent may, without notice and at its option, transfer or register, and the Company shall register or cause to be registered upon request therefor by the Collateral Agent, the Collateral or any part thereof on the books of the Issuer, into the name of the Collateral Agent or the Collateral Agent's nominee(s), or agent(s) with or without any indication that such Collateral is subject to the security interest hereunder. In addition, with respect to any Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may sell or cause the same to be sold at any broker's board or at a public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Company reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Company as provided below in Section 19.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Collateral Agent or any Secured Party may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

          (b) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 13(a) above, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the opinion of the Collateral Agent it is advisable, to have the Pledged Shares or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company will cause the Issuer to (i) execute and deliver, and cause its directors and officers to execute and deliver, all at the Issuer's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Shares under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 180 days from the date of the first public offering of such Pledged Shares, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate for the sale of the Pledged Shares and to make available to the Issuer's security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. The Company will cause the Issuer to furnish to the Collateral Agent such number of copies as the Collateral Agent may reasonably request of each preliminary and final prospectus, to notify the Collateral Agent promptly of the happening of any event as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances, and to cause the Collateral Agent to be furnished with such number of copies as the Collateral Agent may reasonably request of such supplement to or amendment of such prospectus. The Company will cause the Issuer, to the extent permitted by law, to indemnify, defend and hold harmless the Collateral Agent and the Secured Parties from and against all losses, liabilities, expenses or claims (including reasonable legal expenses and the reasonable costs of investigation) that the Collateral Agent or the Secured Parties may incur under the Securities Act or otherwise, insofar as such losses, liabilities, expenses or claims arise out of or are based upon any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or in any preliminary or final prospectus (or any amendment or supplement thereto), or arise out of or are based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such losses, liabilities, expenses or claims arise solely out of or are based upon any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Collateral Agent. The Company will cause the Issuer to bear all reasonable costs and expenses of carrying out its obligations hereunder.

          (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, the Company agrees that upon the occurrence or existence of any Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Collateral. The Company acknowledges and agrees that any such private sale may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer agrees to do so.

          (d) The Company further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 13 valid and binding and in compliance with any and all other applicable requirements of law. The Company further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
     Section 13 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

          (e) If the Collateral Agent deems it appropriate, the Collateral Agent shall retain an investment bank or any other agent to perform or to assist it in performing the obligations set forth in Section 13(b) and 13(c) hereof, whose usual and customary fees and expenses shall be paid by the Company in accordance with Section 15 hereof.

          Section 14.  Irrevocable Authorization and Instruction to the Issuer.
                       -------------------------------------------------------
The Company hereby authorizes and instructs the Issuer to comply with any instruction received by the Issuer from the Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Company, and the Company agrees that the Issuer shall be fully protected in so complying.

          Section 15.  Fees and Expenses.  The Company will upon demand pay to
                       -----------------
the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Collateral Agent) that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Secured Parties hereunder or (iv) the failure by the Company to perform or observe any of the provisions hereof.

          Section 16.  Interest Absolute.  All rights of the Collateral Agent
                       -----------------
and the Secured Parties and the security interests created hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument evidencing or governing the Permitted Bank Facility or any other Secured Indebtedness;

          (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Indenture;

          (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Indebtedness; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Parent or the Company in respect of the Secured Indebtedness or of this Agreement.

          Section 17.  Application of Proceeds.  Upon the occurrence and during
                       -----------------------
the continuance of an Event of Default under the Indenture, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

          first, to payment of the expenses of such sale or other realization,
          -----
including reasonable compensation to agents and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to
Section 15 hereof.

          second, (i) if the Company has not entered into the Permitted Bank
          ------
Facility, to the Trustee for the payment of any and all obligations of the Company with respect to the payment or principal of, and premium and Additional Interest, if any, on, the Securities or any amounts payable upon any Repurchase Offer or otherwise pursuant to the Indenture or the Securities or (ii) if the Company has entered into the Permitted Bank Facility, pursuant to the terms of the Intercreditor Agreement(s) relating thereto; and

          finally, to payment to the Company or its successors or assigns, or as
          -------
a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          Section 18.  Uncertificated Securities.  Notwithstanding anything to
                       -------------------------
the contrary contained herein, if any Collateral (whether now owned or hereafter acquired) is in the form of an uncertificated security, the Company shall promptly notify the Collateral Agent, and shall promptly take all actions required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Section 8-313 and 8-321 of the New York Uniform Commercial Code) and shall certify to the Collateral Agent that such security interest is perfected. The Company further agrees to take such actions as the Collateral Agent deems necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an Opinion of Counsel satisfactory to the Collateral Agent with respect to any such pledge of uncertificated Collateral promptly upon request of the Collateral Agent.

          Section 19.  Miscellaneous Provisions.
                       ------------------------

          Section 19.1   Notices.  All notices, approvals, consents or other
                         -------
communications required or desired to be given hereunder shall be, in the case of the Company, delivered to [Name], [Address], [Attention:], [Telecopy No.] or, in the case of any Lender, as provided in the relevant Section of the Permitted Bank Facility, or, in the case of the Collateral Agent, to: Bankers Trust Company, 4 Albany Street, New York, New York, Attention: Corporate Trust Agency.

          Section 19.2   Certificate and Opinion as to Conditions Precedent.
                         --------------------------------------------------
Upon any request or application by the Company to the Collateral Agent to take any action or omit to take any action under this Agreement, the Parent shall deliver to the Collateral Agent and the Trustee an Officers' Certificate and/or Opinion of Counsel in accordance with the requirements of Section 11.04 of the Indenture.

          Section 19.3   No Adverse Interpretation of Other Agreements.  This
                         ---------------------------------------------
Agreement may not be used to interpret another pledge, security or debt agreement of the Company, the Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

          Section 19.4   Severability.  The provisions of this Agreement are
                         ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          Section 19.5   No Recourse Against Others.  No director, officer,
                         --------------------------
employee, stockholder or affiliate, as such, of the Company or the Issuer shall have any liability for any obligations of the Company under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Secured Party hereby waives and releases all such liability.

          Section 19.6   Headings.  The headings of the Articles and Sections of
                         --------
this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          Section 19.7   Counterpart Originals.  This Agreement may be signed in
                         ---------------------
two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

          Section 19.8   Benefits of Agreement.  Nothing in this Agreement,
                         ---------------------
express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          Section 19.9   Amendments, Waivers and Consents.  Any amendment or
                         --------------------------------
waiver of any provision of this Agreement and any consent to any departure by the Company from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture necessary for amendments or waivers of, or consents to any departure by the Parent from a provision of the Indenture, as applicable, and neither the Collateral Agent nor any Secured Party shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent or any Secured Party to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          Section 19.10  Interpretation of Agreement.  Time is of the essence in
                         ---------------------------
each provision of this Agreement of which time is an element. To the extent a term or provision of this Agreement conflicts with the Indenture and is not dealt with herein with more specificity, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          Section 19.11  Continuing Security Interest; Transfer of Securities.
                         ----------------------------------------------------
This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all the Secured Indebtedness, (ii) be binding upon the Company, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Secured Parties and their respective successors, transferees and assigns.

          Section 19.12  Reinstatement.  This Agreement shall continue to be
                         -------------
effective or be reinstated if at any time any amount received by the Collateral Agent or any Secured Party in respect of the Secured Indebtedness is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Company or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          Section 19.13  Survival of Provisions.  All representations,
                         ----------------------
warranties and covenants of the Company contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Company of the Secured Indebtedness.

          Section 19.14  Waivers.  The Company waives presentment and demand for
                         -------
payment of any of the Secured Indebtedness, protest and notice of dishonor or default with respect to any of the Secured Indebtedness, and all other notices to which the Company might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

          Section 19.15  Authority of the Collateral Agent.
                         ---------------------------------

          (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Company, and the Parent, jointly and severally, each agrees to indemnify and hold harmless the Collateral Agent, the Secured Parties and any other Person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including, the allocated costs of counsel)), claims and liabilities incurred by the Collateral Agent, the Secured Parties or such Person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, the Secured Parties or such Person.

          (b) The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Indenture, any Intercreditor Agreement and by such other agreements with respect thereto as may exist form time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall not be obligated or entitled to make any inquiry respecting such authority.

          Section 19.16  Release of Collateral; Termination of Agreement.
                         -----------------------------------------------

          (a)    Subject to the provisions of Section 19.12 hereof and Section
     10.03 of the Indenture, this Agreement shall terminate upon the full and final payment and performance of the Secured Indebtedness (and upon receipt by the Collateral Agent of the Parent's written certification that all such Secured Indebtedness has been satisfied) and payment in full of all fees and expenses owing by the Company to the Collateral Agent. At such time, the Collateral Agent shall, at the request of the Company, reassign and redeliver to the Company all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of the Company.

          (b) The Company agrees that it will not, except as permitted by the Indenture, sell or dispose of, or grant any option or warrant with respect to, any of the Collateral.

          Section 19.17  Final Expression.  This Agreement, together with any
                         ----------------
other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

          Section 19.18  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
                         ----------------------------------------------------
JURY TRIAL; WAIVER OF DAMAGES.
- -----------------------------

          (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iii) THE COMPANY AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY SECURED PARTY, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE COMPANY OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iv) THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          (v) THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION AS THE DESIGNEE, APPOINTEE AND AGENT OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT NOTICE AND A COPY OF SUCH PROCESS SERVED ON SUCH AGENT, WILL BE FORWARDED PROMPTLY TO THE COMPANY, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH NOTICE AND COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 11.02 OF THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

          (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          (vii) THE COMPANY HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY SECURED PARTY SHALL HAVE ANY LIABILITY TO THE COMPANY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (viii) THE COMPANY WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY SECURED PARTY OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY SECURED PARTY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY SECURED PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY

OTHER AGREEMENT OR DOCUMENT BETWEEN THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES.

          Section 19.19  Acknowledgments of Company.  The Company hereby
                         --------------------------
acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

          (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship to the Company, and the relationship between the Collateral Agent and the Secured Parties, on the one hand, and the Company, on the other hand, is solely that of a secured party and a creditor; and

          (c) no joint venture exists among the Secured Parties or among the Company and the Secured Parties.

          Section 19.20  Acknowledgments of the Issuer.  The Issuer hereby
                         -----------------------------
acknowledges and agrees to be bound by this Agreement and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer further agrees (i) to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 8(b) of this Agreement and (ii) that the terms of Section 13(b) of this Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of such section.


                           [Signature Page Follows]

                       [Pledge Agreement Signature Page]

     IN WITNESS WHEREOF, the Company and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

                              COMPANY:

                              INTERNATIONAL WIRELESS COMMUNICATIONS, INC.,
                               a Delaware corporation


                              By:  ____________________________________________
                                    Name:
                                    Title:


                              COLLATERAL AGENT:

                              BANKERS TRUST COMPANY
                              as Collateral Agent


                              By:  ___________________________________________
                                    Name:
                                    Title:



ACKNOWLEDGED AND AGREED TO:

[ISSUER]

                                  SCHEDULE I
                                  ----------

                                PLEDGED SHARES
                                --------------

                    Number of             Share                 Percentage
Issuer              Pledged Shares        Certificate Number    of Outstanding
- ------              --------------        ------------------    --------------

                                   EXHIBIT A
                                   ---------

                           FORM OF INTERCOMPANY NOTE

                                                             ____________, 199_

                                     NOTE
                                     ----

     FOR VALUE RECEIVED, _______________________________, a ________ corporation
(the "Maker"), promises to pay to International Wireless Communications, Inc., a Delaware corporation (the "Company"), or order, the amount of principal advanced from time to time by the Company to such Maker as reflected on the books and records of the Company, together with interest on the unpaid principal amount at a rate per annum equal to ___%, from the date of advance to the date of payment. All principal and accrued interest under this Note shall be due and payable on demand.

     This Note may be paid in whole or in part at any time without penalty or premium.

     The right to plead any and all statutes of limitations as a defense to demand hereunder is hereby waived to the extent permitted by law. The Maker, for itself and its successors and assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives the right to be released by reason of any extension of time or change in the terms of payment or any change, alteration or release of any security given for the payment hereof. The Maker hereby acknowledges that this Note may be pledged by the Company to the Collateral Agent named below.

     This Note shall be governed by and construed in accordance with the laws of the State of _______________.

                                     _______________________________


                                 By: _______________________________
                                      Name:
                                      Title:

Pay to the Order of:
Bankers Trust Company,
 as Collateral Agent

INTERNATIONAL WIRELESS
  COMMUNICATIONS, INC.

By:  ______________________________
      Name:
      Title:

===============================================================================

                                   EXHIBIT B
                              (UCC Jurisdictions)
                               [to be provided]

===============================================================================

                                   EXHIBIT C
                              (UCC Jurisdictions)



                              STATE OF CALIFORNIA